UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

BNY Mellon Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2023

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Manager, Peter D. Goslin, CFA of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Investment Portfolios, MidCap Stock Portfolio (the “fund”) produced a total return of 9.32% for Initial shares, and a total return of 9.21% for Service shares.1 In comparison, the fund’s benchmark, the S&P’s MidCap 400® Index (the “Index”), produced a total return of 8.84% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund outperformed the Index, largely due to the relatively strong performance of growth and quality investment factors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The fund’s sub-adviser selects stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary quantitative model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum and sentiment and earnings quality measures.

Next, the fund’s sub-adviser constructs the portfolio through a risk-controlled process, focusing on stock selection, as opposed to making proactive decisions as to industry and sector exposure. The Fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund’s benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. On February 1, the Fed raised the benchmark federal funds rate from a range of 4.25%–4.50% to a range of 4.50%–4.75%, up from near zero ten months earlier. During the reporting period, the Fed raised rates two more times, totaling an additional 0.50%, while inflation steadily eased to 2.97% as of June

2

2023. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented issues in the information technology and industrial sectors. Energy, financials and traditionally value-oriented sectors lagged by a wide margin, with utilities and financials producing significantly negative returns.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. Nevertheless, financial stocks continued to lag the broader market, and small- and mid-cap stocks were hurt by the prospect of more stringent lending requirements. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Growth and Earnings-Quality Factors Outperform

In a reversal from the prior reporting period, investors rewarded the growth and earnings-quality factors employed by the fund, causing performance to exceed that of the Index. While the fund’s systematic stock-selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure, some industries and sectors detracted from returns more than others. During the review period, the fund’s positions in the financials and materials sectors proved most accretive to the fund’s performance relative to the Index. Within financials, the fund benefited primarily from lack of exposure to the troubled banking industry. Top performers among financial holdings included shares in life insurer Primerica, Inc. which gained ground as analysts raised estimates based on the company’s solid balance sheet, strong customer book of business and recently announced stock buyback plan. Within materials, the fund’s position in Eagle Materials, Inc. appreciated with other building materials stocks as investors anticipated an abatement of Fed rate increases and growth in housing demand. Notably strong holdings in other sectors included electrical product maker nVent Electric PLC, semiconductor manufacturer Lattice Semiconductor Corp., construction materials producer Simpson Manufacturing Co., Inc. and biotechnology developer United Therapeutics Corp. While the above-mentioned holdings marginally bolstered relative returns, the performance of any individual holding had limited impact on overall fund performance as the fund invests in a large number of stocks.

On the negative side, the fund underperformed the Index most significantly in the industrials and real estate sectors. Within industrials, underweight exposure to electronic device maker Axon Enterprise, Inc., which outperformed the Index averages, detracted most significantly from relative performance over the period. Within real estate, shares in office REIT (real

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

estate investment trust) Kilroy Realty Corp., came under pressure as office vacancies increased, and as rising interest rates drove financing costs higher. Other notably weak positions included bank holding company Associated Banc-Corp, solar energy company Enphase Energy, Inc. and regional bank Hancock Whitney Corp.

Maintaining a Systematic, Risk-Controlled Investment Approach

As of the end of the reporting period, we anticipate further market volatility as the Fed struggles to constrain inflationary pressures, with the possibility of a recession still on the horizon. While many companies have effectively controlled costs and continued to report reasonably strong earnings despite those pressures, we expect businesses to face increasing difficulties in meeting financial expectations if economic growth slows further. While equity markets may continue to discount the likelihood of a soft economic landing, leading to further gains, we believe market breadth is likely to broaden, and recent mega-cap market leaders may underperform as their valuations return to historical norms.

The fund’s investment strategy remains sharply focused on our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. As of the end of the review period, the fund holds a large number of individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to real estate, consumer staples and communication services, and slightly underweight exposure to information technology and industrials. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market-capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, MidCap Stock Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.15	$5.45
Ending value (after expenses)	$1,093.20	$1,092.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.01	$5.26
Ending value (after expenses)	$1,020.83	$1,019.59
†

Expenses are equal to the fund’s annualized expense ratio of .80% for Initial Shares and 1.05% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - 2.5%
Autoliv, Inc.	4,036		343,221
Dana, Inc.	47,094		800,598
Fox Factory Holding Corp.	4,021	[a]	436,319
Harley-Davidson, Inc.	10,331		363,755
Lear Corp.	4,258		611,236
The Goodyear Tire & Rubber Company	2,058	[a]	28,153
Thor Industries, Inc.	6,467	[b]	669,334
Visteon Corp.	2,782	[a]	399,523
			3,652,139
Banks - 4.7%
Associated Banc-Corp	38,804		629,789
Bank OZK	29,059		1,167,009
Cathay General Bancorp	10,738		345,656
East West Bancorp, Inc.	6,127		323,444
F.N.B. Corp.	45,144		516,447
Fulton Financial Corp.	21,199		252,692
Hancock Whitney Corp.	12,873		494,066
International Bancshares Corp.	12,734		562,843
New York Community Bancorp, Inc.	71,674		805,616
Synovus Financial Corp.	28,726		868,961
Texas Capital Bancshares, Inc.	2,072	[a]	106,708
UMB Financial Corp.	10,409		633,908
Wintrust Financial Corp.	4,439		322,360
			7,029,499
Capital Goods - 15.6%
Acuity Brands, Inc.	4,820		786,046
AECOM	9,131		773,304
AGCO Corp.	4,578		601,641
Allison Transmission Holdings, Inc.	2,999		169,324
Axon Enterprise, Inc.	5,239	[a]	1,022,234
Builders FirstSource, Inc.	8,409	[a]	1,143,624
Carlisle Cos., Inc.	1,746		447,901
Donaldson Co., Inc.	14,337		896,206
Dycom Industries, Inc.	1,003	[a]	113,991
EMCOR Group, Inc.	11,773		2,175,415
EnerSys	4,921		534,027
Esab Corp.	8,001		532,387
Fortune Brands Innovations, Inc.	20,690		1,488,645
Howmet Aerospace, Inc.	6,004		297,558
Hubbell, Inc.	4,294		1,423,719
ITT, Inc.	14,522		1,353,596

6

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 15.6% (continued)
Kennametal, Inc.	25,220		715,996
MSC Industrial Direct Co., Inc., Cl. A	3,827		364,637
nVent Electric PLC	36,473		1,884,560
Owens Corning	3,699		482,720
Simpson Manufacturing Co., Inc.	8,414		1,165,339
SunPower Corp.	11,615	[a,b]	113,827
Sunrun, Inc.	4,424	[a]	79,013
Terex Corp.	9,510		568,983
Textron, Inc.	9,435		638,089
The Timken Company	10,855		993,558
Trane Technologies PLC	494		94,482
Univar Solutions, Inc.	6,050	[a]	216,832
Valmont Industries, Inc.	1,457		424,060
Watsco, Inc.	1,768	[b]	674,439
Watts Water Technologies, Inc., Cl. A	5,875		1,079,414
			23,255,567
Commercial & Professional Services - 3.9%
ASGN, Inc.	8,593	[a]	649,889
Concentrix Corp.	4,382		353,847
ExlService Holdings, Inc.	2,056	[a]	310,579
Genpact Ltd.	12,500		469,625
Insperity, Inc.	7,044		837,954
ManpowerGroup, Inc.	1,285		102,029
Paylocity Holding Corp.	2,979	[a]	549,715
Science Applications International Corp.	9,288		1,044,714
Tetra Tech, Inc.	7,049		1,154,203
The Brink's Company	4,331		293,772
			5,766,327
Consumer Discretionary Distribution - 2.9%
AutoNation, Inc.	2,883	[a]	474,571
Bath & Body Works, Inc.	6,449		241,838
Dick's Sporting Goods, Inc.	1,032		136,420
GameStop Corp., Cl. A	13,128	[a,b]	318,354
Macy's, Inc.	33,880		543,774
Murphy USA, Inc.	4,970		1,546,217
Nordstrom, Inc.	14,833	[b]	303,632
Williams-Sonoma, Inc.	5,472	[b]	684,766
			4,249,572
Consumer Durables & Apparel - 5.6%
Brunswick Corp.	7,114		616,357
Capri Holdings Ltd.	10,584	[a]	379,860
Carter's, Inc.	10,304	[b]	748,070
Crocs, Inc.	5,481	[a]	616,284

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Consumer Durables & Apparel - 5.6% (continued)
Deckers Outdoor Corp.	2,138	[a]	1,128,137
NVR, Inc.	63	[a]	400,090
Polaris, Inc.	5,531		668,864
PVH Corp.	7,298		620,111
Ralph Lauren Corp.	1,037		127,862
Skechers USA, Inc., Cl. A	10,571	[a]	556,669
Tapestry, Inc.	12,196		521,989
Tempur Sealy International, Inc.	8,292	[b]	332,260
Toll Brothers, Inc.	6,175		488,257
TopBuild Corp.	3,235	[a]	860,575
YETI Holdings, Inc.	7,459	[a]	289,708
			8,355,093
Consumer Services - 3.9%
Boyd Gaming Corp.	10,705		742,606
Cracker Barrel Old Country Store, Inc.	950	[b]	88,521
Graham Holdings Co., Cl. B	970		554,336
Grand Canyon Education, Inc.	8,176	[a]	843,845
H&R Block, Inc.	12,340		393,276
Marriott Vacations Worldwide Corp.	8,526		1,046,311
Penn Entertainment, Inc.	13,249	[a,b]	318,373
Texas Roadhouse, Inc.	7,235		812,346
Wingstop, Inc.	2,586		517,614
Wyndham Hotels & Resorts, Inc.	7,932		543,897
			5,861,125
Consumer Staples Distribution - 2.5%
BJ's Wholesale Club Holdings, Inc.	12,429	[a]	783,151
Casey's General Stores, Inc.	3,530		860,896
Grocery Outlet Holding Corp.	4,744	[a]	145,214
Performance Food Group Co.	17,658	[a]	1,063,718
Sprouts Farmers Market, Inc.	25,197	[a]	925,486
			3,778,465
Energy - 3.7%
Antero Resources Corp.	20,520	[a]	472,576
ChampionX Corp.	25,307		785,529
HF Sinclair Corp.	11,615		518,145
Marathon Oil Corp.	7,873		181,236
Matador Resources Co.	15,222		796,415
Murphy Oil Corp.	27,740		1,062,442
Range Resources Corp.	31,241		918,485
Valaris Ltd.	9,422	[a]	592,926
Vitesse Energy, Inc.	8,689	[b]	194,634
			5,522,388

8

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Equity Real Estate Investment - 9.1%
Boston Properties, Inc.	6,682	[c]	384,816
Brixmor Property Group, Inc.	73,635	[c]	1,619,970
Corporate Office Properties Trust	23,420	[c]	556,225
Douglas Emmett, Inc.	43,670	[b,c]	548,932
EastGroup Properties, Inc.	6,899	[c]	1,197,666
EPR Properties	6,879	[c]	321,937
Federal Realty Investment Trust	5,332	[c]	515,978
First Industrial Realty Trust, Inc.	32,880	[c]	1,730,803
Highwoods Properties, Inc.	15,424	[c]	368,788
Kilroy Realty Corp.	29,569	[c]	889,731
Lamar Advertising Co., Cl. A	12,014	[c]	1,192,389
Life Storage, Inc.	2,751	[c]	365,773
NNN REIT, Inc.	41,937	[c]	1,794,484
Park Hotels & Resorts, Inc.	50,565	[c]	648,243
Regency Centers Corp.	8,765	[c]	541,414
Rexford Industrial Realty, Inc.	15,211	[c]	794,318
STAG Industrial, Inc.	4,023	[c]	144,345
			13,615,812
Financial Services - 4.6%
Affiliated Managers Group, Inc.	2,567		384,768
Essent Group Ltd.	4,575		214,110
Euronet Worldwide, Inc.	5,366	[a]	629,807
Federated Hermes, Inc.	14,204		509,213
Janus Henderson Group PLC	12,945		352,751
Jefferies Financial Group, Inc.	11,936		395,917
LPL Financial Holdings, Inc.	791		171,987
MGIC Investment Corp.	23,807		375,913
OneMain Holdings, Inc.	5,162		225,528
Rithm Capital Corp.	52,550	[c]	491,342
SEI Investments Co.	13,578		809,520
Stifel Financial Corp.	23,726		1,415,730
Voya Financial, Inc.	3,507		251,487
WEX, Inc.	3,637	[a]	662,189
			6,890,262
Food, Beverage & Tobacco - 2.5%
Celsius Holdings, Inc.	4,220	[a]	629,582
Coca-Cola Consolidated, Inc.	624		396,876
Darling Ingredients, Inc.	11,205	[a]	714,767
Flowers Foods, Inc.	19,922	[b]	495,659
Ingredion, Inc.	4,907		519,897
Lancaster Colony Corp.	2,358		474,170
The Boston Beer Company, Inc., Cl. A	1,189	[a,b]	366,735

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Food, Beverage & Tobacco - 2.5% (continued)
The Hershey Company	742		185,277
			3,782,963
Health Care Equipment & Services - 5.6%
Acadia Healthcare Co., Inc.	2,339	[a]	186,278
Amedisys, Inc.	2,612	[a]	238,841
Cardinal Health, Inc.	2,767		261,675
Chemed Corp.	2,596		1,406,175
DexCom, Inc.	890	[a]	114,374
Doximity, Inc., Cl. A	3,871	[a,b]	131,691
Encompass Health Corp.	3,140		212,609
Globus Medical, Inc., Cl. A	9,122	[a]	543,124
Haemonetics Corp.	8,751	[a]	745,060
Integra LifeSciences Holdings Corp.	15,244	[a]	626,986
Masimo Corp.	1,183	[a]	194,663
Option Care Health, Inc.	25,347	[a]	823,524
Patterson Cos., Inc.	5,915		196,733
Progyny, Inc.	11,928	[a]	469,248
QuidelOrtho Corp.	1,542	[a]	127,770
R1 RCM, Inc.	17,665	[a]	325,919
Shockwave Medical, Inc.	2,571	[a]	733,789
STAAR Surgical Co.	3,943	[a]	207,284
Teladoc Health, Inc.	5,633	[a]	142,628
Tenet Healthcare Corp.	7,283	[a]	592,691
			8,281,062
Insurance - 4.4%
American Financial Group, Inc.	4,927		585,081
CNO Financial Group, Inc.	54,831		1,297,850
Erie Indemnity Co., Cl. A	1,483		311,445
Kinsale Capital Group, Inc.	1,901		711,354
Primerica, Inc.	5,379		1,063,751
RLI Corp.	5,742		783,611
The Hartford Financial Services Group, Inc.	3,597		259,056
Unum Group	27,109		1,293,099
W.R. Berkley Corp.	4,441		264,506
			6,569,753
Materials - 6.7%
Ashland, Inc.	1,834		159,393
Avient Corp.	17,138		700,944
Cabot Corp.	7,706		515,454
CF Industries Holdings, Inc.	5,874		407,773
Cleveland-Cliffs, Inc.	35,415	[a]	593,555
Commercial Metals Co.	12,380		651,931

10

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Materials - 6.7% (continued)
Eagle Materials, Inc.	9,058		1,688,592
Greif, Inc., Cl. A	12,010		827,369
Ingevity Corp.	6,645	[a]	386,473
Louisiana-Pacific Corp.	1,450		108,721
MP Materials Corp.	1,055	[a,b]	24,138
NewMarket Corp.	785		315,664
Olin Corp.	10,456		537,334
Reliance Steel & Aluminum Co.	4,045		1,098,582
Silgan Holdings, Inc.	3,400		159,426
The Chemours Company	14,536		536,233
The Mosaic Company	3,284		114,940
United States Steel Corp.	23,460		586,735
Westlake Corp.	1,170		139,780
Worthington Industries, Inc.	6,883		478,162
			10,031,199
Media & Entertainment - 2.2%
Cable One, Inc.	1,716		1,127,549
John Wiley & Sons, Inc., Cl. A	13,203		449,298
Spotify Technology SA	981	[a]	157,500
The New York Times Company, Cl. A	15,761		620,668
The Trade Desk, Inc., Cl. A	1,285	[a]	99,228
World Wrestling Entertainment, Inc., Cl. A	2,969		322,047
Ziff Davis, Inc.	7,179	[a]	502,961
			3,279,251
Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
Bruker Corp.	8,540		631,277
Elanco Animal Health, Inc.	9,190	[a]	92,451
Exelixis, Inc.	40,238	[a]	768,948
Halozyme Therapeutics, Inc.	8,709	[a]	314,134
Medpace Holdings, Inc.	4,036	[a]	969,326
Neurocrine Biosciences, Inc.	3,596	[a]	339,103
QIAGEN NV	6,734	[a]	303,232
Repligen Corp.	4,461	[a]	631,053
Sotera Health Co.	7,454	[a]	140,433
United Therapeutics Corp.	482	[a]	106,402
West Pharmaceutical Services, Inc.	590		225,657
			4,522,016
Real Estate Management & Development - .1%
Jones Lang LaSalle, Inc.	1,237	[a]	192,725
Semiconductors & Semiconductor Equipment - 3.1%
Allegro MicroSystems, Inc.	1,145	[a]	51,685
Enphase Energy, Inc.	2,152	[a]	360,417

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 3.1% (continued)
Lattice Semiconductor Corp.	18,236	[a]	1,751,933
MACOM Technology Solutions Holdings, Inc.	11,348	[a]	743,634
Power Integrations, Inc.	8,697		823,345
Silicon Laboratories, Inc.	4,339	[a]	684,434
Synaptics, Inc.	2,576	[a]	219,939
Wolfspeed, Inc.	562	[a,b]	31,242
			4,666,629
Software & Services - 3.3%
Commvault Systems, Inc.	3,812	[a]	276,827
Dynatrace, Inc.	10,436	[a]	537,141
Elastic NV	3,613	[a]	231,666
HubSpot, Inc.	542	[a]	288,393
Kyndryl Holdings, Inc.	6,085	[a]	80,809
Manhattan Associates, Inc.	5,409	[a]	1,081,151
MongoDB, Inc.	906	[a]	372,357
New Relic, Inc.	2,061	[a]	134,872
Nutanix, Inc., Cl. A	6,085	[a]	170,684
Okta, Inc.	2,722	[a]	188,771
Qualys, Inc.	3,459	[a]	446,799
RingCentral, Inc., Cl. A	3,474	[a]	113,704
Smartsheet, Inc., Cl. A	3,435	[a]	131,423
Teradata Corp.	11,703	[a]	625,057
Zscaler, Inc.	1,729	[a]	252,953
			4,932,607
Technology Hardware & Equipment - 2.8%
Belden, Inc.	5,272		504,267
Calix, Inc.	3,691	[a]	184,218
Jabil, Inc.	2,509		270,796
Keysight Technologies, Inc.	1,581	[a]	264,738
Littelfuse, Inc.	2,014		586,698
Pure Storage, Inc., Cl. A	7,508	[a]	276,445
Super Micro Computer, Inc.	2,926	[a]	729,305
Vishay Intertechnology, Inc.	11,840		348,096
Vontier Corp.	13,811		444,852
Xerox Holdings Corp.	40,494		602,956
			4,212,371
Telecommunication Services - .5%
Iridium Communications, Inc.	8,932		554,856
Lumen Technologies, Inc.	43,876	[a]	99,160
			654,016

12

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Transportation - 2.4%
Avis Budget Group, Inc.		2,115	[a]	483,637
GXO Logistics, Inc.		7,143	[a]	448,723
Kirby Corp.		8,001	[a]	615,677
Landstar System, Inc.		2,941		566,260
RXO, Inc.		12,095	[a,b]	274,194
Ryder System, Inc.		4,197		355,864
Saia, Inc.		2,592	[a]	887,527
				3,631,882
Utilities - 3.7%
Black Hills Corp.		7,030		423,628
Hawaiian Electric Industries, Inc.		22,904		829,125
IDACORP, Inc.		1,249		128,147
New Jersey Resources Corp.		21,956		1,036,323
OGE Energy Corp.		33,381		1,198,712
Portland General Electric Co.		20,859		976,827
PPL Corp.		3,449		91,261
Spire, Inc.		12,701		805,751
				5,489,774
Total Common Stocks (cost $133,235,474)				148,222,497
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,747,675)	5.17	1,747,675	[d]	1,747,675
Total Investments (cost $134,983,149)		100.5%		149,970,172
Liabilities, Less Cash and Receivables		(.5%)		(687,130)
Net Assets		100.0%		149,283,042

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $5,760,243 and the value of the collateral was $5,841,918, consisting of cash collateral of $1,747,675 and U.S. Government & Agency securities valued at $4,094,243. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Industrials	21.9
Consumer Discretionary	14.8
Financials	13.7
Information Technology	9.3
Real Estate	9.2
Health Care	8.6
Materials	6.7
Consumer Staples	5.1
Energy	3.7
Utilities	3.7
Communication Services	2.6
Investment Companies	1.2
100.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	204,325	9,370,405	(9,574,730)	-	19,120
Investment of Cash Collateral for Securities Loaned - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.2%	395,636	10,385,862	(9,033,823)	1,747,675	15,478	††
Total - 1.2%	599,961	19,756,267	(18,608,553)	1,747,675	34,598

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,760,243)—Note 1(b):
Unaffiliated issuers	133,235,474	148,222,497
Affiliated issuers	1,747,675	1,747,675
Receivable for investment securities sold		1,769,251
Dividends and securities lending income receivable		200,723
Receivable for shares of Beneficial Interest subscribed		6,976
Prepaid expenses		2,835
		151,949,957
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		108,562
Cash overdraft due to Custodian		646,338
Liability for securities on loan—Note 1(b)		1,747,675
Payable for shares of Beneficial Interest redeemed		119,455
Trustees’ fees and expenses payable		808
Other accrued expenses		44,077
		2,666,915
Net Assets ($)		149,283,042
Composition of Net Assets ($):
Paid-in capital		135,452,503
Total distributable earnings (loss)		13,830,539
Net Assets ($)		149,283,042

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	69,832,519	79,450,523
Shares Outstanding	4,045,247	4,625,194
Net Asset Value Per Share ($)	17.26	17.18

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,235,028
Affiliated issuers	19,120
Income from securities lending—Note 1(b)	15,478
Total Income	1,269,626
Expenses:
Management fee—Note 3(a)	539,857
Distribution fees—Note 3(b)	95,175
Professional fees	45,677
Chief Compliance Officer fees—Note 3(b)	14,736
Prospectus and shareholders’ reports	8,318
Custodian fees—Note 3(b)	3,974
Trustees’ fees and expenses—Note 3(c)	3,723
Loan commitment fees—Note 2	1,845
Shareholder servicing costs—Note 3(b)	832
Registration fees	412
Miscellaneous	6,384
Total Expenses	720,933
Less—reduction in expenses due to undertaking—Note 3(a)	(47,954)
Less—reduction in fees due to earnings credits—Note 3(b)	(533)
Net Expenses	672,446
Net Investment Income	597,180
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,387,703)
Net change in unrealized appreciation (depreciation) on investments	13,317,570
Net Realized and Unrealized Gain (Loss) on Investments	11,929,867
Net Increase in Net Assets Resulting from Operations	12,527,047

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	597,180	968,207
Net realized gain (loss) on investments	(1,387,703)	4,581,246
Net change in unrealized appreciation (depreciation) on investments	13,317,570	(30,573,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,527,047	(25,023,617)
Distributions ($):
Distributions to shareholders:
Initial Shares	(2,732,335)	(18,340,389)
Service Shares	(2,928,128)	(20,055,380)
Total Distributions	(5,660,463)	(38,395,769)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,953,533	3,695,708
Service Shares	6,196,133	3,358,212
Distributions reinvested:
Initial Shares	2,732,335	18,340,389
Service Shares	2,928,128	20,055,380
Cost of shares redeemed:
Initial Shares	(4,691,436)	(12,103,935)
Service Shares	(5,389,097)	(13,064,924)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,729,596	20,280,830
Total Increase (Decrease) in Net Assets	10,596,180	(43,138,556)
Net Assets ($):
Beginning of Period	138,686,862	181,825,418
End of Period	149,283,042	138,686,862
Capital Share Transactions (Shares):
Initial Shares
Shares sold	115,946	205,037
Shares issued for distributions reinvested	168,975	981,820
Shares redeemed	(280,241)	(652,269)
Net Increase (Decrease) in Shares Outstanding	4,680	534,588
Service Shares
Shares sold	354,252	192,296
Shares issued for distributions reinvested	181,871	1,078,246
Shares redeemed	(321,145)	(714,713)
Net Increase (Decrease) in Shares Outstanding	214,978	555,829

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Initial Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.46	24.77	19.93	18.64	16.80	22.56
Investment Operations:
Net investment income[a]	.08	.14	.15	.13	.13	.12
Net realized and unrealized gain (loss) on investments	1.41	(2.97)	4.97	1.30	3.15	(3.19)
Total from Investment Operations	1.49	(2.83)	5.12	1.43	3.28	(3.07)
Distributions:
Dividends from net investment income	(.14)	(.16)	(.14)	(.14)	(.12)	(.13)
Dividends from net realized gain on investments	(.55)	(5.32)	(.14)	-	(1.32)	(2.56)
Total Distributions	(.69)	(5.48)	(.28)	(.14)	(1.44)	(2.69)
Net asset value, end of period	17.26	16.46	24.77	19.93	18.64	16.80
Total Return (%)	9.32[b]	(14.08)	25.89	8.11	20.18	(15.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.86	.86	.87	.86	.86
Ratio of net expenses to average net assets	.80[c]	.80	.85	.87	.86	.86
Ratio of net investment income to average net assets	.96[c]	.77	.63	.81	.73	.59
Portfolio Turnover Rate	33.84[b]	81.37	90.95	92.40	82.88	68.02
Net Assets, end of period ($ x 1,000)	69,833	66,522	86,837	75,649	76,835	72,374

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Service Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.36	24.64	19.84	18.53	16.71	22.45
Investment Operations:
Net investment income[a]	.06	.09	.09	.09	.09	.07
Net realized and unrealized gain (loss) on investments	1.40	(2.95)	4.95	1.31	3.12	(3.18)
Total from Investment Operations	1.46	(2.86)	5.04	1.40	3.21	(3.11)
Distributions:
Dividends from net investment income	(.09)	(.10)	(.10)	(.09)	(.07)	(.07)
Dividends from net realized gain on investments	(.55)	(5.32)	(.14)	-	(1.32)	(2.56)
Total Distributions	(.64)	(5.42)	(.24)	(.09)	(1.39)	(2.63)
Net asset value, end of period	17.18	16.36	24.64	19.84	18.53	16.71
Total Return (%)	9.21[b]	(14.29)	25.56	7.85	19.85	(15.69)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[c]	1.11	1.11	1.12	1.11	1.11
Ratio of net expenses to average net assets	1.05[c]	1.05	1.10	1.12	1.11	1.11
Ratio of net investment income to average net assets	.71[c]	.52	.38	.56	.48	.34
Portfolio Turnover Rate	33.84[b]	81.37	90.95	92.40	82.88	68.02
Net Assets, end of period ($ x 1,000)	79,451	72,165	94,989	77,862	74,454	63,202

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V,4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

20

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

22

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	148,222,497	-	-	148,222,497
Investment Companies	1,747,675	-	-	1,747,675

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $2,108 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

24

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $14,075,337 and long-term capital gains $24,320,432. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expense, pursuant to undertaking, amount to $47,954 during the period ended June 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2023, Service shares were charged $95,175 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $685 for transfer agency services.

26

These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $533.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $3,974 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $14,736 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $90,075, Distribution Plan fees of $16,067, Custodian fees of $6,500, Chief Compliance Officer fees of $8,146 and Transfer Agent fees of $355, which are offset against an expense reimbursement currently in effect in the amount of $12,581.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2023, amounted to $48,959,629 and $51,176,791, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $14,987,023, consisting of $23,845,941 gross unrealized appreciation and $8,858,918 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

27

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 1, 2023, the Board considered the approval of a delegation arrangement between Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the most recent meeting in connection with the Board’s re-approval of the Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which NIMNA provides day-to-day management of the fund’s investments, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also

28

considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection

29

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

30

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

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32

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For More Information

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0174SA0623

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

SEMI-ANNUAL REPORT June 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Managers David France, Todd Frysinger, Vlasta Sheremeta, Michael Stoll and Marlene Walker Smith of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio’s Service Shares produced a total return of 5.76%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 6.03% total return for the same period.2,3

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally invests in all of the stocks that comprise the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. On February 1, the Fed raised the benchmark federal funds rate from a range of 4.25%–4.50% to a range of 4.50%–4.75%, up from near zero ten months earlier. During the reporting period, the Fed raised rates two more times, totaling an additional 0.50%, while inflation steadily eased to 2.97% as of June 2023. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by soaring mega-cap, growth-oriented issues in the information technology sector. Small-cap stocks lagged their large-cap counterparts by a wide margin.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Small-Cap Stocks Produce Modest Gains

While the Index gained ground along with the broader U.S. equities market, it significantly lagged its larger-cap counterparts, as evidenced by the 16.88% return for the S&P 500® Index, which tracks the performance of U.S. large-cap stocks. Several factors account for the relatively weak performance of small-cap stocks during the period. Much of the market’s strength was concentrated in the information technology sector, which makes up a considerably smaller percentage of small-cap indices than large-cap indices (just over 14% of the S&P SmallCap 600® Index versus over 28% of the S&P 500® Index). In addition, financial stocks were hard hit by the regional banking crisis that began in March 2023, and financial stocks are a larger constituent of small-cap indices than large-cap indices (over 16% of the S&P SmallCap 600® Index versus over 12% of the S&P 500® Index). Another effect of the banking crisis has been to restrict bank lending, and small-cap companies tend to depend on bank loans for financing more heavily than large-cap companies, which have greater access to capital markets.

During the reporting period, the information technology sector produced the strongest returns, led by semiconductor makers bolstered by the market’s strong appetite for companies related to the development and deployment of artificial intelligence (“AI”). Industrials provided the second-strongest returns, driven by airline companies experiencing a surge of post-pandemic travel. Consumer discretionary stocks generated the third-strongest returns, as retailers saw strong consumer demand and auto suppliers ramped up to meet a backlog of demand from manufacturers of automotive components. Conversely, as mentioned above, financials produced the weakest returns, partly due to the bank crisis and partly due to their sensitivity to the persistent yield curve inversion, in which short-duration bonds offer higher yields than long-duration bonds. The energy sector produced the second-weakest performance due to declining oil and gas prices. The traditionally value-oriented utilities sector delivered the third-weakest returns as investors favored growth-oriented shares.

Continued Challenges with Potential Upside

As of the end of the reporting period, we anticipate further market volatility as the Fed struggles to constrain inflationary pressures, with the possibility of a recession still on the horizon. While many companies have effectively controlled costs and continued to report reasonably strong earnings despite those pressures, we expect businesses to face increasing difficulties in meeting financial expectations if economic growth slows further. Nevertheless, equity markets currently appear set on discounting the likelihood of a soft economic landing, potentially setting the stage for further gains. If the market does continue to rise, we believe market breadth is likely to broaden as mega-cap valuations appear unsustainably high, a development that could bode well for small-cap stocks.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3  “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,057.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

Expenses paid per $1,000†	$3.01
Ending value (after expenses)	$1,021.82
†	Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 1.7%
American Axle & Manufacturing Holdings, Inc.	63,604	[a]	526,005
Dana, Inc.	70,340		1,195,780
Dorman Products, Inc.	15,605	[a]	1,230,142
Gentherm, Inc.	18,249	[a]	1,031,251
LCI Industries	13,780	[b]	1,741,241
Patrick Industries, Inc.	11,492		919,360
Standard Motor Products, Inc.	10,529		395,048
Winnebago Industries, Inc.	16,551		1,103,786
XPEL, Inc.	10,802	[a]	909,744
			9,052,357
Banks - 8.2%
Ameris Bancorp	35,432		1,212,129
Atlantic Union Bankshares Corp.	41,288		1,071,424
Axos Financial, Inc.	28,969	[a]	1,142,537
Banc of California, Inc.	28,223		326,822
BancFirst Corp.	9,599		883,108
Bank of Hawaii Corp.	21,826	[b]	899,886
BankUnited, Inc.	40,260		867,603
Banner Corp.	18,545		809,860
Berkshire Hills Bancorp, Inc.	24,371		505,211
Brookline Bancorp, Inc.	48,442		423,383
Capitol Federal Financial, Inc.	69,822		430,802
Central Pacific Financial Corp.	14,630		229,837
City Holding Co.	8,111		729,909
Community Bank System, Inc.	29,575		1,386,476
Customers Bancorp, Inc.	16,184	[a]	489,728
CVB Financial Corp.	72,086		957,302
Dime Community Bancshares, Inc.	18,358		323,652
Eagle Bancorp, Inc.	16,944		358,535
FB Financial Corp.	18,762		526,274
First Bancorp	22,608		672,588
First Bancorp/Puerto Rico	99,005		1,209,841
First Commonwealth Financial Corp.	56,611		716,129
First Financial Bancorp	51,536		1,053,396
First Hawaiian, Inc.	70,278		1,265,707
Fulton Financial Corp.	89,876		1,071,322
Hanmi Financial Corp.	16,266		242,851
Heritage Financial Corp.	18,613		300,972
Hilltop Holdings, Inc.	25,398		799,021
Hope Bancorp, Inc.	64,377		542,054

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Banks - 8.2% (continued)
Independent Bank Corp.	24,009		1,068,641
Independent Bank Group, Inc.	19,133		660,662
Lakeland Financial Corp.	14,000		679,280
National Bank Holdings Corp., Cl. A	20,791		603,771
NBT Bancorp, Inc.	23,642		752,998
Northfield Bancorp, Inc.	22,110		242,768
Northwest Bancshares, Inc.	68,365		724,669
OFG Bancorp	26,196		683,192
Pacific Premier Bancorp, Inc.	51,929		1,073,892
PacWest Bancorp	64,987		529,644
Park National Corp.	7,937		812,114
Pathward Financial, Inc.	14,821		687,102
Preferred Bank	7,254		398,897
Provident Financial Services, Inc.	41,553		678,976
Renasant Corp.	30,923		808,018
S&T Bancorp, Inc.	21,466		583,661
Seacoast Banking Corp. of Florida	45,408		1,003,517
ServisFirst Bancshares, Inc.	26,547		1,086,303
Simmons First National Corp., Cl. A	70,171		1,210,450
Southside Bancshares, Inc.	16,249		425,074
Stellar Bancorp, Inc.	24,845	[b]	568,702
The Bancorp, Inc.	29,627	[a]	967,322
Tompkins Financial Corp.	6,996		389,677
Triumph Financial, Inc.	12,105	[a]	735,016
TrustCo Bank Corp.	10,366		296,571
Trustmark Corp.	32,959		696,094
United Community Banks, Inc.	63,439		1,585,341
Veritex Holdings, Inc.	29,074		521,297
Washington Federal, Inc.	36,202		960,077
Westamerica Bancorporation	14,694		562,780
WSFS Financial Corp.	33,445		1,261,545
			44,706,410
Capital Goods - 12.5%
3D Systems Corp.	72,300	[a]	717,939
AAON, Inc.	23,390		2,217,606
AAR Corp.	18,168	[a]	1,049,384
Aerojet Rocketdyne Holdings, Inc.	41,418	[a]	2,272,606
AeroVironment, Inc.	13,912	[a]	1,422,919
Alamo Group, Inc.	5,599		1,029,712
Albany International Corp., Cl. A	16,956		1,581,656
American Woodmark Corp.	9,165	[a]	699,931
Apogee Enterprises, Inc.	12,308		584,261
Applied Industrial Technologies, Inc.	21,123		3,059,244

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 12.5% (continued)
Arcosa, Inc.	26,670		2,020,786
Astec Industries, Inc.	12,535		569,590
AZZ, Inc.	13,771		598,488
Barnes Group, Inc.	27,451		1,158,158
Boise Cascade Co.	21,801		1,969,720
CIRCOR International, Inc.	11,224	[a]	633,595
Comfort Systems USA, Inc.	19,556		3,211,095
DXP Enterprises, Inc.	8,044	[a]	292,882
Dycom Industries, Inc.	16,160	[a]	1,836,584
Encore Wire Corp.	9,803		1,822,672
Enerpac Tool Group Corp.	31,468	[a]	849,636
EnPro Industries, Inc.	11,492		1,534,527
ESCO Technologies, Inc.	13,992		1,449,991
Federal Signal Corp.	33,202		2,125,924
Franklin Electric Co., Inc.	21,161		2,177,467
Gibraltar Industries, Inc.	16,492	[a]	1,037,677
GMS, Inc.	22,511	[a]	1,557,761
Granite Construction, Inc.	23,742	[b]	944,457
Griffon Corp.	26,133		1,053,160
Hillenbrand, Inc.	37,995		1,948,384
Insteel Industries, Inc.	10,517		327,289
John Bean Technologies Corp.	17,373		2,107,345
Kaman Corp.	15,343		373,295
Kennametal, Inc.	43,455		1,233,687
Lindsay Corp.	6,065		723,797
Masterbrand, Inc.	70,776	[a]	823,125
Moog, Inc., Cl. A	15,817		1,715,037
Mueller Industries, Inc.	31,151		2,718,859
MYR Group, Inc.	9,200	[a]	1,272,728
National Presto Industries, Inc.	2,592	[b]	189,734
NOW, Inc.	59,009	[a]	611,333
PGT Innovations, Inc.	32,342	[a]	942,769
Powell Industries, Inc.	4,767		288,833
Proto Labs, Inc.	14,432	[a]	504,543
Quanex Building Products Corp.	18,094		485,824
Resideo Technologies, Inc.	80,149	[a]	1,415,431
SPX Technologies, Inc.	24,810	[a]	2,108,106
Standex International Corp.	6,552		926,911
SunPower Corp.	47,110	[a,b]	461,678
Tennant Co.	10,195		826,916
The Greenbrier Companies, Inc.	17,590		758,129
Titan International, Inc.	26,753	[a]	307,124
Trinity Industries, Inc.	44,725	[b]	1,149,880

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 12.5% (continued)
Triumph Group, Inc.	35,793	[a]	442,759
Veritiv Corp.	7,461		937,176
Wabash National Corp.	26,147		670,409
			67,750,529
Commercial & Professional Services - 3.1%
ABM Industries, Inc.	36,020		1,536,253
Brady Corp., Cl. A	25,061		1,192,152
CoreCivic, Inc.	62,683	[a]	589,847
CSG Systems International, Inc.	16,434		866,729
Deluxe Corp.	23,612		412,738
Enviri Corp.	44,402	[a]	438,248
Forrester Research, Inc.	5,948	[a]	173,027
Healthcare Services Group, Inc.	40,902		610,667
Heidrick & Struggles International, Inc.	11,053		292,573
HNI Corp.	25,035		705,486
Interface, Inc.	31,828		279,768
Kelly Services, Inc., Cl. A	18,092		318,600
Korn Ferry	28,499		1,411,840
Liquidity Services, Inc.	12,800	[a]	211,200
Matthews International Corp., Cl. A	16,810		716,442
MillerKnoll, Inc.	41,705		616,400
NV5 Global, Inc.	6,927	[a]	767,304
Openlane, Inc.	60,117	[a]	914,981
Pitney Bowes, Inc.	90,292		319,634
Resources Connection, Inc.	17,282		271,500
The GEO Group, Inc.	68,689	[a,b]	491,813
TrueBlue, Inc.	17,124	[a]	303,266
TTEC Holdings, Inc.	10,053		340,194
UniFirst Corp.	8,222		1,274,492
Verra Mobility Corp.	76,980	[a,b]	1,518,046
Viad Corp.	11,639	[a]	312,856
			16,886,056
Consumer Discretionary Distribution - 4.3%
Abercrombie & Fitch Co., Cl. A	27,491	[a]	1,035,861
Academy Sports & Outdoors, Inc.	42,095	[b]	2,275,235
American Eagle Outfitters, Inc.	101,035		1,192,213
America's Car-Mart, Inc.	3,210	[a,b]	320,294
Asbury Automotive Group, Inc.	11,759	[a]	2,827,099
Boot Barn Holdings, Inc.	16,228	[a]	1,374,349
Caleres, Inc.	19,717		471,828
Chico's FAS, Inc.	66,886	[a]	357,840
Designer Brands, Inc., Cl. A	28,118		283,992
Group 1 Automotive, Inc.	7,701		1,987,628

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Discretionary Distribution - 4.3% (continued)
Guess?, Inc.	16,529	[b]	321,489
Haverty Furniture Cos., Inc.	7,422		224,293
Hibbett, Inc.	6,840		248,224
Leslie's, Inc.	80,453	[a]	755,454
MarineMax, Inc.	11,955	[a]	408,383
Monro, Inc.	17,330		704,118
National Vision Holdings, Inc.	42,993	[a]	1,044,300
Sally Beauty Holdings, Inc.	59,281	[a]	732,120
Shoe Carnival, Inc.	8,836		207,469
Signet Jewelers Ltd.	24,858	[b]	1,622,233
Sleep Number Corp.	12,054	[a]	328,833
Sonic Automotive, Inc., Cl. A	8,779		418,495
The Aaron's Company, Inc.	17,413		246,220
The Buckle, Inc.	16,361		566,091
The ODP Corp.	18,358	[a]	859,522
Upbound Group, Inc.	27,733		863,328
Urban Outfitters, Inc.	33,139	[a]	1,097,895
Victoria's Secret & Co.	43,067	[a]	750,658
			23,525,464
Consumer Durables & Apparel - 4.4%
Cavco Industries, Inc.	4,457	[a]	1,314,815
Century Communities, Inc.	15,407		1,180,484
Ethan Allen Interiors, Inc.	12,442		351,860
G-III Apparel Group Ltd.	22,620	[a]	435,887
Green Brick Partners, Inc.	14,781	[a]	839,561
Hanesbrands, Inc.	192,658		874,667
Installed Building Products, Inc.	12,712		1,781,714
iRobot Corp.	14,989	[a]	678,252
Kontoor Brands, Inc.	27,113		1,141,457
La-Z-Boy, Inc.	23,789		681,317
LGI Homes, Inc.	11,408	[a]	1,538,825
M.D.C. Holdings, Inc.	32,209		1,506,415
M/I Homes, Inc.	15,035	[a]	1,310,902
Meritage Homes Corp.	20,082		2,857,066
Movado Group, Inc.	8,632		231,597
Oxford Industries, Inc.	8,172		804,288
Sonos, Inc.	70,660	[a]	1,153,878
Steven Madden Ltd.	38,762		1,267,130
Sturm Ruger & Co., Inc.	9,735		515,566
Tri Pointe Homes, Inc.	54,504	[a]	1,791,001
Vista Outdoor, Inc.	31,463	[a]	870,581
Wolverine World Wide, Inc.	43,759		642,820
			23,770,083

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Services - 3.1%
Adtalem Global Education, Inc.	24,028	[a]	825,122
BJ's Restaurants, Inc.	12,767	[a]	405,991
Bloomin' Brands, Inc.	47,441		1,275,688
Brinker International, Inc.	23,959	[a]	876,899
Chuy's Holdings, Inc.	9,898	[a]	404,036
Cracker Barrel Old Country Store, Inc.	12,204	[b]	1,137,169
Dave & Buster's Entertainment, Inc.	22,065	[a]	983,216
Dine Brands Global, Inc.	8,653	[b]	502,134
El Pollo Loco Holdings, Inc.	9,786	[a]	85,823
Frontdoor, Inc.	44,996	[a]	1,435,372
Golden Entertainment, Inc.	12,173	[a]	508,831
Jack in the Box, Inc.	11,350		1,106,965
Mister Car Wash, Inc.	42,756	[a]	412,595
Monarch Casino & Resort, Inc.	7,347		517,596
Perdoceo Education Corp.	37,049	[a]	454,591
Sabre Corp.	182,951	[a,b]	583,614
Shake Shack, Inc., Cl. A	20,397	[a]	1,585,255
Six Flags Entertainment Corp.	40,191	[a]	1,044,162
Strategic Education, Inc.	12,329		836,399
Stride, Inc.	22,515	[a]	838,233
The Cheesecake Factory, Inc.	25,845	[b]	893,720
			16,713,411
Consumer Staples Distribution - .7%
PriceSmart, Inc.	13,587		1,006,253
SpartanNash Co.	19,386		436,379
The Andersons, Inc.	17,328		799,687
The Chefs' Warehouse, Inc.	18,971	[a]	678,403
United Natural Foods, Inc.	32,724	[a]	639,754
			3,560,476
Energy - 4.6%
Archrock, Inc.	72,481		742,930
Bristow Group, Inc.	12,758	[a]	366,537
California Resources Corp.	38,676		1,751,636
Callon Petroleum Co.	27,833	[a]	976,103
Civitas Resources, Inc.	26,773		1,857,243
Comstock Resources, Inc.	50,525	[b]	586,090
CONSOL Energy, Inc.	17,564		1,191,015
Core Laboratories, Inc.	25,728		598,176
CVR Energy, Inc.	16,060	[b]	481,158
Dorian LPG Ltd.	17,587		451,107
Dril-Quip, Inc.	18,622	[a]	433,334
Green Plains, Inc.	32,249	[a,b]	1,039,708
Helix Energy Solutions Group, Inc.	78,549	[a]	579,692

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 4.6% (continued)
Helmerich & Payne, Inc.	55,856		1,980,095
Nabors Industries Ltd.	4,976	[a]	462,917
Nextier Oilfield Solutions, Inc.	82,708	[a]	739,410
Northern Oil & Gas, Inc.	44,078		1,512,757
Oceaneering International, Inc.	55,556	[a]	1,038,897
Oil States International, Inc.	35,613	[a]	266,029
Par Pacific Holdings, Inc.	30,928	[a]	822,994
Patterson-UTI Energy, Inc.	113,409		1,357,506
ProPetro Holding Corp.	52,771	[a]	434,833
REX American Resources Corp.	8,200	[a]	285,442
RPC, Inc.	46,009		328,964
SM Energy Co.	65,652		2,076,573
Talos Energy, Inc.	59,339	[a]	823,032
U.S. Silica Holdings, Inc.	42,011	[a]	509,593
Vital Energy, Inc.	10,239	[a,b]	462,291
World Kinect Corp.	34,225		707,773
			24,863,835
Equity Real Estate Investment - 6.7%
Acadia Realty Trust	52,662	[c]	757,806
Alexander & Baldwin, Inc.	39,013	[c]	724,862
American Assets Trust, Inc.	28,830	[c]	553,536
Armada Hoffler Properties, Inc.	37,493	[c]	437,918
Brandywine Realty Trust	95,282	[c]	443,061
CareTrust REIT, Inc.	53,811	[c]	1,068,686
Centerspace	8,275	[c]	507,754
Chatham Lodging Trust	25,690	[c]	240,458
Community Healthcare Trust, Inc.	13,419	[c]	443,095
DiamondRock Hospitality Co.	113,261	[c]	907,221
Douglas Emmett, Inc.	92,822	[c]	1,166,773
Easterly Government Properties, Inc.	50,204	[b,c]	727,958
Elme Communities	48,366	[c]	795,137
Essential Properties Realty Trust, Inc.	80,915	[c]	1,904,739
Four Corners Property Trust, Inc.	47,192	[c]	1,198,677
Getty Realty Corp.	24,682	[c]	834,745
Global Net Lease, Inc.	57,444	[c]	590,524
Hudson Pacific Properties, Inc.	68,369	[c]	288,517
Innovative Industrial Properties, Inc.	15,445	[c]	1,127,639
JBG SMITH Properties	52,294	[b,c]	786,502
LTC Properties, Inc.	22,559	[c]	744,898
LXP Industrial Trust	160,732	[c]	1,567,137
NexPoint Residential Trust, Inc.	12,627	[c]	574,276
Office Properties Income Trust	25,900	[c]	199,430
Orion Office REIT, Inc.	30,842	[c]	203,866

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Equity Real Estate Investment - 6.7% (continued)
Outfront Media, Inc.	79,716	[c]	1,253,136
Pebblebrook Hotel Trust	66,632	[b,c]	928,850
Phillips Edison & Co., Inc.	64,099	[b,c]	2,184,494
Retail Opportunity Investments Corp.	67,774	[c]	915,627
RPT Realty	47,162	[c]	492,843
Safehold, Inc.	22,211	[c]	527,067
Saul Centers, Inc.	7,235	[c]	266,465
Service Properties Trust	91,158	[b,c]	792,163
SITE Centers Corp.	98,726	[c]	1,305,158
SL Green Realty Corp.	35,459	[c]	1,065,543
Summit Hotel Properties, Inc.	59,020	[c]	384,220
Sunstone Hotel Investors, Inc.	114,087	[c]	1,154,560
Tanger Factory Outlet Centers, Inc.	57,903	[c]	1,277,919
The Macerich Company	117,533	[b,c]	1,324,597
Uniti Group, Inc.	131,582	[c]	607,909
Universal Health Realty Income Trust	6,959	[c]	331,109
Urban Edge Properties	63,523	[c]	980,160
Urstadt Biddle Properties, Inc., Cl. A	15,958	[c]	339,267
Veris Residential, Inc.	43,915	[a,c]	704,836
Whitestone REIT	25,478	[c]	247,137
Xenia Hotels & Resorts, Inc.	59,121	[c]	727,780
			36,606,055
Financial Services - 5.5%
Apollo Commercial Real Estate Finance, Inc.	71,723	[c]	811,904
Arbor Realty Trust, Inc.	99,516	[b,c]	1,474,827
ARMOUR Residential REIT, Inc.	106,851	[b,c]	569,516
Artisan Partners Asset Management Inc., Cl. A	37,427	[b]	1,471,255
Avantax, Inc.	21,299	[a]	476,672
B. Riley Financial, Inc.	8,517	[b]	391,612
Bread Financial Holdings, Inc.	27,082		850,104
Brightsphere Investment Group, Inc.	17,742		371,695
Donnelley Financial Solutions, Inc.	13,898	[a]	632,776
Ellington Financial, Inc.	35,299	[c]	487,126
Encore Capital Group, Inc.	12,962	[a]	630,212
Enova International, Inc.	16,895	[a]	897,462
EVERTEC, Inc.	35,402		1,303,856
EZCORP, Inc., Cl. A	28,022	[a]	234,824
Franklin BSP Realty Trust, Inc.	45,443	[c]	643,473
Green Dot Corp., Cl. A	25,568	[a]	479,144
Invesco Mortgage Capital, Inc.	22,842	[b,c]	261,998
KKR Real Estate Finance Trust, Inc.	31,393	[c]	382,053

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Financial Services - 5.5% (continued)
Moelis & Co., Cl. A	36,403	[b]	1,650,512
Mr. Cooper Group, Inc.	37,486	[a]	1,898,291
Navient Corp.	54,051		1,004,268
New York Mortgage Trust, Inc.	50,329	[b,c]	499,264
NMI Holdings, Inc., Cl. A	45,224	[a]	1,167,684
Payoneer Global, Inc.	113,953	[a]	548,114
PennyMac Mortgage Investment Trust	46,891	[b,c]	632,091
Piper Sandler Cos.	8,103		1,047,394
PRA Group, Inc.	21,232	[a]	485,151
PROG Holdings, Inc.	25,748	[a]	827,026
Radian Group, Inc.	86,039		2,175,066
Ready Capital Corp.	87,671	[c]	988,929
Redwood Trust, Inc.	62,240	[c]	396,469
StoneX Group, Inc.	9,727	[a]	808,119
Two Harbors Investment Corp.	52,162	[b,c]	724,009
Virtus Investment Partners, Inc.	3,705		731,626
Walker & Dunlop, Inc.	17,059		1,349,196
WisdomTree, Inc.	60,052		411,957
World Acceptance Corp.	1,827	[a,b]	244,836
			29,960,511
Food, Beverage & Tobacco - 2.4%
B&G Foods, Inc.	39,788	[b]	553,849
Calavo Growers, Inc.	9,807		284,599
Cal-Maine Foods, Inc.	20,925		941,625
Fresh Del Monte Produce, Inc.	16,908		434,705
Hostess Brands, Inc.	72,377	[a]	1,832,586
J&J Snack Foods Corp.	8,270		1,309,637
John B. Sanfilippo & Son, Inc.	4,795		562,310
MGP Ingredients, Inc.	8,344		886,800
National Beverage Corp.	12,852	[a]	621,394
Seneca Foods Corp., Cl. A	2,954	[a]	96,537
The Hain Celestial Group, Inc.	49,297	[a]	616,705
The Simply Good Foods Company	46,117	[a]	1,687,421
Tootsie Roll Industries, Inc.	9,893		350,311
TreeHouse Foods, Inc.	27,545	[a]	1,387,717
Universal Corp.	13,546		676,487
Vector Group Ltd.	73,034		935,566
			13,178,249
Health Care Equipment & Services - 7.0%
AdaptHealth Corp.	42,181	[a]	513,343
Addus HomeCare Corp.	8,928	[a]	827,626
Agiliti, Inc.	18,397	[a,b]	303,550
AMN Healthcare Services, Inc.	21,666	[a]	2,364,194

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 7.0% (continued)
AngioDynamics, Inc.	21,846	[a]	227,854
Apollo Medical Holdings, Inc.	21,979	[a,b]	694,536
Artivion, Inc.	22,863	[a]	393,015
Avanos Medical, Inc.	25,716	[a]	657,301
Certara, Inc.	58,091	[a]	1,057,837
Community Health Systems, Inc.	68,558	[a]	301,655
Computer Programs & Systems, Inc.	7,936	[a]	195,940
CONMED Corp.	16,683		2,267,053
CorVel Corp.	5,021	[a]	971,563
Cross Country Healthcare, Inc.	18,810	[a]	528,185
Embecta Corp.	31,577		682,063
Enhabit, Inc.	27,953	[a]	321,459
Fulgent Genetics, Inc.	10,822	[a]	400,739
Glaukos Corp.	26,316	[a]	1,873,962
HealthStream, Inc.	13,406		329,251
Integer Holdings Corp.	18,145	[a]	1,607,828
LeMaitre Vascular, Inc.	10,746		722,991
Merit Medical Systems, Inc.	31,368	[a]	2,623,620
ModivCare, Inc.	6,965	[a]	314,888
NeoGenomics, Inc.	70,253	[a]	1,128,966
NextGen Healthcare, Inc.	29,488	[a,b]	478,295
NuVasive, Inc.	28,507	[a]	1,185,606
OraSure Technologies, Inc.	37,252	[a]	186,633
Orthofix Medical, Inc.	19,027	[a]	343,628
Owens & Minor, Inc.	41,970	[a]	799,109
Pediatrix Medical Group, Inc.	44,381	[a]	630,654
Privia Health Group, Inc.	51,602	[a]	1,347,328
RadNet, Inc.	31,501	[a]	1,027,563
Schrodinger, Inc.	29,456	[a,b]	1,470,444
Select Medical Holdings Corp.	56,821		1,810,317
Simulations Plus, Inc.	8,726		378,098
Tandem Diabetes Care, Inc.	35,592	[a]	873,428
The Ensign Group, Inc.	30,590		2,920,121
U.S. Physical Therapy, Inc.	8,120		985,687
UFP Technologies, Inc.	3,787	[a]	734,110
Varex Imaging Corp.	22,054	[a]	519,813
Veradigm, Inc.	60,206	[a]	758,596
Zynex, Inc.	10,812	[a,b]	103,687
			37,862,536
Household & Personal Products - 1.8%
Central Garden & Pet Co.	5,599	[a]	217,073
Central Garden & Pet Co., Cl. A	22,444	[a]	818,308
e.l.f. Beauty, Inc.	27,731	[a]	3,167,712

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Household & Personal Products - 1.8% (continued)
Edgewell Personal Care Co.	27,721		1,145,154
Inter Parfums, Inc.	9,872		1,334,991
Medifast, Inc.	6,004		553,329
Nu Skin Enterprises, Inc., Cl. A	26,828		890,690
USANA Health Sciences, Inc.	6,114	[a]	385,427
WD-40 Co.	7,474	[b]	1,409,970
			9,922,654
Insurance - 2.2%
Ambac Financial Group, Inc.	25,127	[a]	357,808
American Equity Investment Life Holding Co.	34,434	[a]	1,794,356
AMERISAFE, Inc.	10,222		545,037
Assured Guaranty Ltd.	32,320		1,803,456
Employers Holdings, Inc.	14,827		554,678
Genworth Financial, Inc., Cl. A	263,383	[a]	1,316,915
HCI Group, Inc.	3,608	[b]	222,902
Horace Mann Educators Corp.	22,531		668,269
James River Group Holdings Ltd.	20,639		376,868
Mercury General Corp.	14,470		438,007
Palomar Holdings, Inc.	13,701	[a]	795,206
ProAssurance Corp.	29,696		448,113
Safety Insurance Group, Inc.	8,205		588,463
SiriusPoint Ltd.	46,959	[a]	424,040
Stewart Information Services Corp.	15,024		618,087
Trupanion, Inc.	19,480	[a,b]	383,366
United Fire Group, Inc.	12,210		276,679
Universal Insurance Holdings, Inc.	14,988		231,265
			11,843,515
Materials - 5.7%
AdvanSix, Inc.	15,219		532,361
American Vanguard Corp.	14,915		266,531
Arconic Corp.	55,180	[a]	1,632,224
ATI, Inc.	70,244	[a]	3,106,892
Balchem Corp.	17,588	[a]	2,371,038
Carpenter Technology Corp.	26,392		1,481,383
Century Aluminum Co.	27,461	[a]	239,460
Clearwater Paper Corp.	9,488	[a]	297,164
Compass Minerals International, Inc.	18,792		638,928
FutureFuel Corp.	14,870		131,599
H.B. Fuller Co.	29,638		2,119,413
Hawkins, Inc.	10,454		498,551
Haynes International, Inc.	7,042		357,874
Ingevity Corp.	18,735	[a]	1,089,628

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 5.7% (continued)
Innospec, Inc.	13,503		1,356,241
Kaiser Aluminum Corp.	8,805		630,790
Koppers Holdings, Inc.	11,526		393,037
Livent Corp.	98,173	[a,b]	2,692,885
Materion Corp.	11,347		1,295,827
Mativ Holdings, Inc.	30,263		457,577
Mercer International, Inc.	22,010		177,621
Minerals Technologies, Inc.	17,593		1,014,940
Myers Industries, Inc.	19,988		388,367
O-I Glass, Inc.	84,704	[a]	1,806,736
Olympic Steel, Inc.	5,151		252,399
Quaker Chemical Corp.	7,526		1,466,817
Stepan Co.	11,504		1,099,322
SunCoke Energy, Inc.	45,176		355,535
Sylvamo Corp.	17,582		711,192
TimkenSteel Corp.	21,522	[a]	464,230
Trinseo PLC	18,859	[b]	238,944
Warrior Met Coal, Inc.	28,658		1,116,229
			30,681,735
Media & Entertainment - 1.6%
AMC Networks, Inc., Cl. A	15,251	[a]	182,249
CarGurus, Inc.	49,061	[a]	1,110,250
Cars.com, Inc.	34,144	[a]	676,734
Cinemark Holdings, Inc.	59,580	[a]	983,070
DISH Network Corp., Cl. A	139,092	[a]	916,616
John Wiley & Sons, Inc., Cl. A	23,263		791,640
QuinStreet, Inc.	26,071	[a]	230,207
Scholastic Corp.	16,082		625,429
Shutterstock, Inc.	13,291		646,873
TechTarget, Inc.	14,246	[a]	443,478
The E.W. Scripps Company, Cl. A	32,473	[a]	297,128
The Marcus Corp.	12,688		188,163
Thryv Holdings, Inc.	17,051	[a]	419,455
Yelp, Inc.	37,865	[a]	1,378,665
			8,889,957
Pharmaceuticals, Biotechnology & Life Sciences - 3.8%
Amphastar Pharmaceuticals, Inc.	20,730	[a]	1,191,353
ANI Pharmaceuticals, Inc.	7,626	[a]	410,508
Anika Therapeutics, Inc.	8,324	[a]	216,258
Arcus Biosciences, Inc.	28,941	[a]	587,792
Avid Bioservices, Inc.	34,490	[a,b]	481,825
BioLife Solutions, Inc.	18,424	[a,b]	407,170
Catalyst Pharmaceuticals, Inc.	53,205	[a]	715,075

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 3.8% (continued)
Coherus Biosciences, Inc.	37,785	[a,b]	161,342
Collegium Pharmaceutical, Inc.	18,854	[a]	405,172
Corcept Therapeutics, Inc.	49,071	[a]	1,091,830
Cytek Biosciences, Inc.	43,679	[a,b]	373,019
Cytokinetics, Inc.	52,200	[a]	1,702,764
Dynavax Technologies Corp.	65,881	[a]	851,183
Emergent BioSolutions, Inc.	24,813	[a]	182,376
Enanta Pharmaceuticals, Inc.	10,179	[a]	217,831
Harmony Biosciences Holdings, Inc.	16,459	[a]	579,192
Innoviva, Inc.	32,543	[a]	414,272
Ironwood Pharmaceuticals, Inc.	74,388	[a]	791,488
iTeos Therapeutics, Inc.	13,362	[a]	176,913
Ligand Pharmaceuticals, Inc.	8,947	[a]	645,079
Mesa Laboratories, Inc.	2,760	[b]	354,660
Myriad Genetics, Inc.	44,909	[a]	1,040,991
Pacira Biosciences, Inc.	24,955	[a]	999,947
Phibro Animal Health Corp., Cl. A	11,556		158,317
Prestige Consumer Healthcare, Inc.	27,076	[a]	1,609,127
REGENXBIO, Inc.	20,694	[a]	413,673
Supernus Pharmaceuticals, Inc.	29,402	[a]	883,824
uniQure NV	22,678	[a]	259,890
Vanda Pharmaceuticals, Inc.	30,627	[a]	201,832
Vericel Corp.	25,789	[a]	968,893
Vir Biotechnology, Inc.	42,078	[a]	1,032,173
Xencor, Inc.	33,278	[a]	830,952
			20,356,721
Real Estate Management & Development - .8%
Anywhere Real Estate, Inc.	61,349	[a]	409,811
Cushman & Wakefield PLC	90,126	[a,b]	737,231
eXp World Holdings, Inc.	40,568		822,719
Kennedy-Wilson Holdings, Inc.	65,267		1,065,810
Marcus & Millichap, Inc.	13,380		421,604
RE/MAX Holdings, Inc., Cl. A	10,149		195,470
The St. Joe Company	18,650	[b]	901,541
			4,554,186
Semiconductors & Semiconductor Equipment - 4.7%
Alpha & Omega Semiconductor Ltd.	12,304	[a]	403,571
Axcelis Technologies, Inc.	17,884	[a]	3,278,674
CEVA, Inc.	12,608	[a]	322,134
Cohu, Inc.	25,685	[a]	1,067,469
Diodes, Inc.	24,954	[a]	2,307,995
FormFactor, Inc.	41,971	[a]	1,436,248

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 4.7% (continued)
Ichor Holdings Ltd.	15,617	[a]	585,637
Kulicke & Soffa Industries, Inc.	30,853		1,834,211
MaxLinear, Inc.	40,523	[a]	1,278,906
Onto Innovation, Inc.	26,742	[a]	3,114,641
PDF Solutions, Inc.	16,469	[a]	742,752
Photronics, Inc.	34,402	[a]	887,228
Rambus, Inc.	59,535	[a]	3,820,361
Semtech Corp.	35,226	[a]	896,854
SiTime Corp.	9,043	[a]	1,066,803
SMART Global Holdings, Inc.	27,040	[a,b]	784,430
Ultra Clean Holdings, Inc.	24,639	[a]	947,616
Veeco Instruments, Inc.	28,466	[a]	731,007
			25,506,537
Software & Services - 3.2%
8x8, Inc.	61,777	[a]	261,317
A10 Networks, Inc.	35,456		517,303
Adeia, Inc.	58,512		644,217
Agilysys, Inc.	10,971	[a]	753,049
Alarm.com Holdings, Inc.	27,059	[a]	1,398,409
Cerence, Inc.	22,199	[a]	648,877
Consensus Cloud Solutions, Inc.	9,412	[a]	291,772
Digital Turbine, Inc.	49,745	[a]	461,634
DoubleVerify Holdings, Inc.	48,077	[a]	1,871,157
Ebix, Inc.	13,089	[a,b]	329,843
InterDigital, Inc.	14,730	[b]	1,422,181
Liveramp Holdings, Inc.	35,634	[a]	1,017,707
N-Able, Inc.	37,076	[a]	534,265
OneSpan, Inc.	19,246	[a]	285,611
Perficient, Inc.	18,986	[a]	1,582,103
Progress Software Corp.	23,523		1,366,686
SPS Commerce, Inc.	19,985	[a]	3,838,319
Xperi, Inc.	23,343	[a]	306,960
			17,531,410
Technology Hardware & Equipment - 6.0%
ADTRAN Holdings, Inc.	38,821		408,785
Advanced Energy Industries, Inc.	20,473		2,281,716
Arlo Technologies, Inc.	51,052	[a]	556,977
Avid Technology, Inc.	18,318	[a]	467,109
Badger Meter, Inc.	16,001		2,361,108
Benchmark Electronics, Inc.	19,458		502,600
Clearfield, Inc.	6,847	[a]	324,205
Corsair Gaming, Inc.	22,575	[a]	400,480

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Technology Hardware & Equipment - 6.0% (continued)
CTS Corp.	17,375		740,696
Digi International, Inc.	19,779	[a]	779,095
ePlus, Inc.	14,824	[a]	834,591
Extreme Networks, Inc.	70,361	[a]	1,832,904
Fabrinet	19,819	[a]	2,574,092
Harmonic, Inc.	61,271	[a]	990,752
Insight Enterprises, Inc.	15,794	[a]	2,311,294
Itron, Inc.	24,777	[a]	1,786,422
Knowles Corp.	49,446	[a]	892,995
Methode Electronics, Inc.	19,831		664,735
NETGEAR, Inc.	15,228	[a]	215,628
NETSCOUT Systems, Inc.	36,577	[a]	1,132,058
OSI Systems, Inc.	8,569	[a]	1,009,685
PC Connection, Inc.	6,056		273,126
Plexus Corp.	15,065	[a]	1,479,986
Rogers Corp.	10,247	[a]	1,659,297
Sanmina Corp.	31,793	[a]	1,916,164
ScanSource, Inc.	13,725	[a]	405,711
TTM Technologies, Inc.	56,521	[a]	785,642
Viasat, Inc.	41,670	[a,b]	1,719,304
Viavi Solutions, Inc.	121,173	[a]	1,372,890
			32,680,047
Telecommunication Services - .9%
ATN International, Inc.	5,763		210,926
Cogent Communications Holdings, Inc.	23,386		1,573,644
Consolidated Communications Holdings, Inc.	40,115	[a]	153,640
Gogo, Inc.	35,997	[a]	612,309
Lumen Technologies, Inc.	509,476	[a]	1,151,416
Shenandoah Telecommunications Co.	27,772	[a]	539,610
Telephone and Data Systems, Inc.	54,521		448,708
			4,690,253
Transportation - 2.1%
Allegiant Travel Co.	8,622	[a]	1,088,786
ArcBest Corp.	13,014		1,285,783
Forward Air Corp.	14,109		1,497,106
Hawaiian Holdings, Inc.	28,759	[a]	309,734
Heartland Express, Inc.	25,534		419,013
Hub Group, Inc., Cl. A	18,047	[a]	1,449,535
Marten Transport Ltd.	31,738		682,367
Matson, Inc.	19,749	[b]	1,535,090
RXO, Inc.	63,636	[a,b]	1,442,628
SkyWest, Inc.	24,460	[a]	996,011

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Transportation - 2.1% (continued)
Sun Country Airlines Holdings, Inc.		20,024	[a]	450,140
				11,156,193
Utilities - 2.0%
American States Water Co.		20,134		1,751,658
Avista Corp.		41,734		1,638,894
California Water Service Group		30,849		1,592,734
Chesapeake Utilities Corp.		9,648		1,148,112
Middlesex Water Co.		9,746		786,112
Northwest Natural Holding Co.		19,618		844,555
Otter Tail Corp.		22,978	[b]	1,814,343
SJW Group		15,153		1,062,377
Unitil Corp.		8,864		449,493
				11,088,278
Total Common Stocks (cost $384,038,684)				537,337,458

Exchange-Traded Funds - .4%
Registered Investment Companies - .4%
iShares Core S&P Small-Cap ETF (cost $2,161,510)		22,814		2,273,415
		Number of Rights
Rights - .0%
Pharmaceuticals, Biotechnology & Life Sciences - .0%
OmniAb, Inc. - 12.50 Earnout		3,619	[d]	0
OmniAb, Inc. - 15.00 Earnout		3,619	[d]	0
Total Rights (cost $12,944)				0
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,031,346)	5.17	2,031,346	[e]	2,031,346

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,440,991)	5.17	11,440,991	[e]	11,440,991
Total Investments (cost $399,685,475)		101.9%		553,083,210
Liabilities, Less Cash and Receivables		(1.9%)		(10,541,699)
Net Assets		100.0%		542,541,511

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $38,229,526 and the value of the collateral was $39,035,419, consisting of cash collateral of $11,440,991 and U.S. Government & Agency securities valued at $27,594,428. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at June 30, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.7
Financials	15.9
Information Technology	14.0
Consumer Discretionary	13.5
Health Care	10.7
Real Estate	7.6
Materials	5.6
Consumer Staples	4.9
Energy	4.6
Investment Companies	2.9
Communication Services	2.5
Utilities	2.0
Consumer, Non-cyclical	.0
101.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	2,521,914	27,241,511	(27,732,079)	2,031,346	46,112
Investment of Cash Collateral for Securities Loaned - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.1%	4,363,084	34,787,561	(27,709,654)	11,440,991	63,786	††
Total - 2.5%	6,884,998	62,029,072	(55,441,733)	13,472,337	109,898

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	29	9/15/2023	2,735,697	2,760,365	24,668
Gross Unrealized Appreciation				24,668

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,229,526)—Note 1(c):
Unaffiliated issuers	386,213,138	539,610,873
Affiliated issuers	13,472,337	13,472,337
Dividends and securities lending income receivable		603,513
Receivable for shares of Beneficial Interest subscribed		540,789
Cash collateral held by broker—Note 4		219,000
Receivable for investment securities sold		213,878
Receivable for futures variation margin—Note 4		8,120
		554,668,510
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		259,600
Liability for securities on loan—Note 1(c)		11,440,991
Payable for shares of Beneficial Interest redeemed		257,254
Payable for investment securities purchased		162,590
Trustees’ fees and expenses payable		6,564
		12,126,999
Net Assets ($)		542,541,511
Composition of Net Assets ($):
Paid-in capital		399,401,427
Total distributable earnings (loss)		143,140,084
Net Assets ($)		542,541,511

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	31,856,250
Net Asset Value Per Share ($)	17.03

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,208 foreign taxes withheld at source):
Unaffiliated issuers	4,999,921
Affiliated issuers	46,112
Income from securities lending—Note 1(c)	63,786
Interest	4,899
Total Income	5,114,718
Expenses:
Management fee—Note 3(a)	927,489
Distribution fees—Note 3(b)	662,492
Trustees’ fees—Note 3(a,c)	18,100
Loan commitment fees—Note 2	7,743
Total Expenses	1,615,824
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(18,100)
Net Expenses	1,597,724
Net Investment Income	3,516,994
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	591,539
Net realized gain (loss) on futures	67,331
Net Realized Gain (Loss)	658,870
Net change in unrealized appreciation (depreciation) on investments	25,518,377
Net change in unrealized appreciation (depreciation) on futures	83,955
Net Change in Unrealized Appreciation (Depreciation)	25,602,332
Net Realized and Unrealized Gain (Loss) on Investments	26,261,202
Net Increase in Net Assets Resulting from Operations	29,778,196

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	3,516,994	5,512,322
Net realized gain (loss) on investments	658,870	32,601,694
Net change in unrealized appreciation (depreciation) on investments	25,602,332	(149,831,385)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,778,196	(111,717,369)
Distributions ($):
Distributions to shareholders	(34,981,170)	(76,196,225)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	24,107,018	57,585,244
Distributions reinvested	34,981,170	76,196,225
Cost of shares redeemed	(35,233,028)	(145,001,712)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	23,855,160	(11,220,243)
Total Increase (Decrease) in Net Assets	18,652,186	(199,133,837)
Net Assets ($):
Beginning of Period	523,889,325	723,023,162
End of Period	542,541,511	523,889,325
Capital Share Transactions (Shares):
Shares sold	1,406,781	3,075,378
Shares issued for distributions reinvested	2,162,001	3,865,866
Shares redeemed	(2,058,714)	(7,296,870)
Net Increase (Decrease) in Shares Outstanding	1,510,068	(355,626)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.26	23.55	19.06	19.06	17.17	20.12
Investment Operations:
Net investment income[a]	.11	.18	.16	.14	.17	.17
Net realized and unrealized gain (loss) on investments	.83	(3.76)	4.79	1.04	3.48	(1.82)
Total from Investment Operations	.94	(3.58)	4.95	1.18	3.65	(1.65)
Distributions:
Dividends from net investment income	(.19)	(.19)	(.15)	(.18)	(.17)	(.17)
Dividends from net realized gain on investments	(.98)	(2.52)	(.31)	(1.00)	(1.59)	(1.13)
Total Distributions	(1.17)	(2.71)	(.46)	(1.18)	(1.76)	(1.30)
Net asset value, end of period	17.03	17.26	23.55	19.06	19.06	17.17
Total Return (%)	5.76[b]	(16.65)	26.14	10.64	22.21	(8.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61[c]	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60[c]	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	1.33[c]	.97	.73	.95	.94	.82
Portfolio Turnover Rate	15.27[b]	28.27	46.01	47.77	28.13	23.26
Net Assets, end of period ($ x 1,000)	542,542	523,889	723,023	617,985	576,508	509,695

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	537,337,458	-	-	537,337,458
Exchange-Traded Funds	2,273,415	-	-	2,273,415
Investment Companies	13,472,337	-	-	13,472,337

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Rights	-	-	0	0
Other Financial Instruments:
Futures††	24,668	-	-	24,668

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 12/31/2022	-
Purchases/Issuances	0
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 6/30/2023†	0
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2023	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $8,690 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Indexing Strategy Risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $13,586,552 and long-term capital gains $62,609,673. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The fund’s Adviser has agreed in its management agreement with the fund to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Pan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Adviser has further agreed to reduce its fees in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the management agreement may not be amended without the approval of the fund’s shareholders. During the period ended June 30, 2023, fees reimbursed by the Adviser amounted to $18,100.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended June 30, 2023, the fund was charged $662,492 pursuant to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $153,183 and Distribution Plan fees of $109,417, which are offset against an expense reimbursement currently in effect in the amount of $3,000.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended June 30, 2023, amounted to $81,331,747 and $89,271,516, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended June 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2023 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2023:

Average Market Value ($)
Equity futures	2,662,449

At June 30, 2023, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $153,422,403, consisting of $203,629,934 gross unrealized appreciation and $50,207,531 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0410SA0623

BNY Mellon Investment Portfolios, Technology Growth Portfolio

SEMI-ANNUAL REPORT June 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	25
Liquidity Risk Management Program	32

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Managers Jonathan Piskorowski and Robert Zeuthen of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Investment Portfolios, Technology Growth Portfolio’s (the “fund”) Initial shares produced a total return of 38.76%, and its Service shares produced a total return of 38.60%.1 The fund’s benchmarks, the NYSE® Technology Index (the “Index”) and the S&P 500® Index, produced total returns of 44.57% and 16.88%, respectively, over the same period.2,3

Technology stocks posted gains during the reporting period as inflation eased, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund lagged the Index, due stock selection in two sectors, communication services and consumer discretionary.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that the fund’s sub-adviser believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multidimensional approach that looks for opportunities across emerging-growth, cyclical or stable-growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles, and/or favorable valuations.

Easing Inflation and Monetary Policy Support Markets

While markets were roiled early in the reporting period by the banking crisis that emerged February in 2023, the dominant theme during the reporting period continued to be the Fed’s continued monetary tightening policy. But the anticipated end to this policy and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed reiterated its outlook that rates need to remain higher for longer, but data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Though unemployment has remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The first quarter 2023 earnings seasons reflected a corporate spending pullback and a focus on optimization and trimming labor costs. But the banking crisis that emerged was especially disruptive. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks.

2

In May 2023, Congress reached an apparent standoff in the debate on the federal debt ceiling. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

Late in the period, the market benefited from investors’ anticipation of the end of the Fed’s tightening cycle. While rate cuts are not anticipated in the near term, a pause in rate hikes and a potential end to tightening boosted investor sentiment. The possibility that the economy could experience a “soft landing” and avoid recession provided some support to the market as well.

The market also was boosted by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Communication Services and Consumer Discretionary Hindered Returns

The fund lagged the Index due primarily to stock selection in two sectors. In the communication services sector, the fund’s underweight position in Meta Platforms, Inc. (“Meta”), parent of Facebook, detracted. The fund added Meta to the portfolio during the period due to the company's rising thematic materiality to the AI theme.

On the other hand, the fund benefited from favorable allocation decisions and stock selections in the information technology sector. The decision to increase weight in the semiconductor and semiconductor equipment industry was favorable. Fundamentals indicated the cycle in the industry was reaching a bottom, and these stocks outperformed during the period. Stock selection was also beneficial. In the information technology services industry, the fund’s position in Shopify, Inc., aided relative returns as the company was able to raise prices and resize its underperforming logistics business. In the software industry, shares of Hubspot, Inc., a vendor of cloud applications, especially small-business marketing, sales and customer service, benefited from solid quarterly results and an improvement in small business sentiment.

A Focus on Strong Management, Business Models and Fortress Balance Sheets

Interest in AI is likely to continue to support markets, and we believe the fund is well positioned to benefit from this trend. We anticipate that AI will be a multi-year trend as companies continue to invest in this technology, both to reduce costs and to drive revenues.

However, in the near term, we expect that uncertainty about Fed policy and the likelihood of a soft landing will contribute to market volatility. In addition, companies may reallocate capital spending to AI from other areas, especially as the economy slows. Despite this uncertainty, we will remain focused on companies with exposure to major technology themes, strong management teams, business models and moats, as well as fortress balance sheets.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S., technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Technology Growth Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.62	$6.09
Ending value (after expenses)	$1,387.60	$1,386.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.91	$5.16
Ending value (after expenses)	$1,020.93	$1,019.69
†

Expenses are equal to the fund’s annualized expense ratio of .78% for Initial Shares and 1.03% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Application Software - 11.5%
Adobe, Inc.	66,011	[a]	32,278,719
DoubleVerify Holdings, Inc.	231,144	[a]	8,996,124
HubSpot, Inc.	42,682	[a]	22,710,665
Intuit, Inc.	44,448		20,365,629
Salesforce, Inc.	107,162	[a]	22,639,044
			106,990,181
Automotive Parts & Equipment - 1.9%
Mobileye Global, Inc., Cl. A	461,288	[a]	17,722,685
Broadline Retail - 6.8%
Alibaba Group Holding Ltd., ADR	209,298	[a]	17,444,988
Amazon.com, Inc.	288,291	[a]	37,581,615
JD.com, Inc., ADR	234,151	[b]	7,991,574
			63,018,177
Health Care Equipment - 1.5%
Intuitive Surgical, Inc.	41,857	[a]	14,312,583
Hotels, Resorts & Cruise Lines - 2.5%
Airbnb, Inc., Cl. A	183,876	[a]	23,565,548
Interactive Media & Services - 6.8%
Alphabet, Inc., Cl. C	286,051	[a]	34,603,589
Meta Platforms, Inc., Cl. A	97,866	[a]	28,085,585
			62,689,174
Internet Services & Infrastructure - 8.3%
Shopify, Inc., Cl. A	644,924	[a]	41,662,090
Snowflake, Inc., Cl. A	106,732	[a]	18,782,697
Twilio, Inc., Cl. A	258,615	[a]	16,453,086
			76,897,873
Life Sciences Tools & Services - 1.3%
Illumina, Inc.	62,357	[a]	11,691,314
Movies & Entertainment - 3.8%
Netflix, Inc.	79,588	[a]	35,057,718
Passenger Ground Transportation - 4.6%
Uber Technologies, Inc.	982,334	[a]	42,407,359
Real Estate Services - 1.9%
CoStar Group, Inc.	198,304	[a]	17,649,056
Semiconductor Materials & Equipment - 11.8%
Applied Materials, Inc.	351,172		50,758,401
ASML Holding NV	25,821		18,713,770
Lam Research Corp.	47,422		30,485,707
MKS Instruments, Inc.	89,717		9,698,408
			109,656,286

6

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors - 18.5%
Infineon Technologies AG, ADR	284,943		11,776,694
Micron Technology, Inc.	282,579		17,833,561
NVIDIA Corp.	120,881		51,135,081
ON Semiconductor Corp.	106,164	[a]	10,040,991
Qualcomm, Inc.	185,779		22,115,132
Synaptics, Inc.	138,311	[a]	11,808,993
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	465,931		47,021,757
			171,732,209
Systems Software - 12.6%
JFrog Ltd.	626,155	[a]	17,344,494
Microsoft Corp.	150,195		51,147,405
ServiceNow, Inc.	86,417	[a]	48,563,762
			117,055,661
Technology Hardware, Storage & Equipment - 3.8%
Apple, Inc.	183,872		35,665,652
Transaction & Payment Processing - 1.5%
PayPal Holdings, Inc.	205,091	[a]	13,685,722
Total Common Stocks (cost $651,392,098)			919,797,198

Private Equity - .4%
Real Estate Services - .1%
Roofstock	83,989	[a,c]	818,893
Software - .3%
Databricks, Inc.	71,556	[a,c]	2,829,324
Total Private Equity (cost $7,734,655)			3,648,217
Total Investments (cost $659,126,753)	99.5%		923,445,415
Cash and Receivables (Net)	.5%		4,294,017
Net Assets	100.0%		927,739,432

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $6,359,955 and the value of the collateral was $6,481,280, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at June 30, 2023. These securities were valued at $3,648,217 or .4% of net assets.

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	66.6
Consumer Discretionary	11.2
Communication Services	10.5
Industrials	4.6
Health Care	2.8
Real Estate	2.0
Financials	1.5
Technology	.3
99.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	28,162,576	88,346,173	(116,508,749)	-	204,933
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	30,535,261	(30,535,261)	-	19,676	††
Total - .0%	28,162,576	118,881,434	(147,044,010)	-	224,609

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,359,955) —Note 1(c):	659,126,753	923,445,415
Cash denominated in foreign currency	53,099	53,036
Receivable for investment securities sold		4,970,648
Receivable for shares of Beneficial Interest subscribed		817,412
Dividends and securities lending income receivable		278,678
Tax reclaim receivable—Note 1(b)		46,092
Prepaid expenses		4,707
		929,615,988
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		717,792
Cash overdraft due to Custodian		851,179
Payable for shares of Beneficial Interest redeemed		261,928
Trustees’ fees and expenses payable		1,276
Interest payable—Note 2		236
Other accrued expenses		44,145
		1,876,556
Net Assets ($)		927,739,432
Composition of Net Assets ($):
Paid-in capital		747,620,811
Total distributable earnings (loss)		180,118,621
Net Assets ($)		927,739,432

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	233,830,648	693,908,784
Shares Outstanding	9,589,688	31,632,085
Net Asset Value Per Share ($)	24.38	21.94

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $98,243 foreign taxes withheld at source):
Unaffiliated issuers	1,861,872
Affiliated issuers	204,933
Income from securities lending—Note 1(c)	19,676
Total Income	2,086,481
Expenses:
Management fee—Note 3(a)	3,037,600
Distribution fees—Note 3(b)	763,062
Professional fees	50,326
Trustees’ fees and expenses—Note 3(c)	22,466
Chief Compliance Officer fees—Note 3(b)	13,283
Prospectus and shareholders’ reports	10,952
Loan commitment fees—Note 2	7,297
Custodian fees—Note 3(b)	5,866
Interest expense—Note 2	805
Shareholder servicing costs—Note 3(b)	595
Miscellaneous	14,968
Total Expenses	3,927,220
Less—reduction in fees due to earnings credits—Note 3(b)	(371)
Net Expenses	3,926,849
Net Investment (Loss)	(1,840,368)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,273,259
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	252,303,018
Net Realized and Unrealized Gain (Loss) on Investments	265,576,277
Net Increase in Net Assets Resulting from Operations	263,735,909

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment (loss)	(1,840,368)	(3,724,593)
Net realized gain (loss) on investments	13,273,259	(94,905,075)
Net change in unrealized appreciation (depreciation) on investments	252,303,018	(444,413,574)
Net Increase (Decrease) in Net Assets Resulting from Operations	263,735,909	(543,043,242)
Distributions ($):
Distributions to shareholders:
Initial Shares	-	(18,328,459)
Service Shares	-	(64,142,065)
Total Distributions	-	(82,470,524)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	14,165,332	41,299,031
Service Shares	15,063,821	106,323,778
Distributions reinvested:
Initial Shares	-	18,328,459
Service Shares	-	64,142,065
Cost of shares redeemed:
Initial Shares	(9,658,521)	(13,680,329)
Service Shares	(43,251,023)	(22,753,772)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(23,680,391)	193,659,232
Total Increase (Decrease) in Net Assets	240,055,518	(431,854,534)
Net Assets ($):
Beginning of Period	687,683,914	1,119,538,448
End of Period	927,739,432	687,683,914
Capital Share Transactions (Shares):
Initial Shares
Shares sold	713,205	1,802,628
Shares issued for distributions reinvested	-	671,126
Shares redeemed	(455,045)	(618,088)
Net Increase (Decrease) in Shares Outstanding	258,160	1,855,666
Service Shares
Shares sold	796,076	5,281,754
Shares issued for distributions reinvested	-	2,603,168
Shares redeemed	(2,249,398)	(1,127,749)
Net Increase (Decrease) in Shares Outstanding	(1,453,322)	6,757,173

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
Initial Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.57	35.59	36.68	25.26	22.56	23.95
Investment Operations:
Net investment income (loss)[a]	(.03)	(.06)	(.17)	(.03)	.08	.04
Net realized and unrealized gain (loss) on investments	6.84	(15.61)	4.14	14.68	5.55	(.11)
Total from Investment Operations	6.81	(15.67)	3.97	14.65	5.63	(.07)
Distributions:
Dividends from net investment income	-	-	-	(.08)	-	-
Dividends from net realized gain on investments	-	(2.35)	(5.06)	(3.15)	(2.93)	(1.32)
Total Distributions	-	(2.35)	(5.06)	(3.23)	(2.93)	(1.32)
Net asset value, end of period	24.38	17.57	35.59	36.68	25.26	22.56
Total Return (%)	38.76[b]	(46.39)	12.93	69.92	25.82	(.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.78	.78	.78	.79	.79
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.79	.79
Ratio of net investment income (loss) to average net assets	(.27)[c]	(.27)	(.49)	(.10)	.33	.14
Portfolio Turnover Rate	32.32[b]	51.13	38.70	80.81	77.56	55.34
Net Assets, end of period ($ x 1,000)	233,831	163,979	266,078	227,325	140,591	119,470

a Based on average shares outstanding.

b   Not annualized.

c  Annualized.

See notes to financial statements.

12

Six Months Ended
June 30, 2023		Year Ended December 31,
Service Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.83	32.42	33.95	23.63	21.31	22.75
Investment Operations:
Net investment income (loss)[a]	(.05)	(.10)	(.24)	(.09)	.02	(.03)
Net realized and unrealized gain (loss) on investments	6.16	(14.14)	3.77	13.58	5.23	(.09)
Total from Investment Operations	6.11	(14.24)	3.53	13.49	5.25	(.12)
Distributions:
Dividends from net investment income	-	-	-	(.02)	-	-
Dividends from net realized gain on investments	-	(2.35)	(5.06)	(3.15)	(2.93)	(1.32)
Total Distributions	-	(2.35)	(5.06)	(3.17)	(2.93)	(1.32)
Net asset value, end of period	21.94	15.83	32.42	33.95	23.63	21.31
Total Return (%)	38.60[b]	(46.52)	12.64	69.57	25.51	(1.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.03	1.03	1.03	1.04	1.04
Ratio of net expenses to average net assets	1.03[c]	1.03	1.03	1.03	1.04	1.04
Ratio of net investment income (loss) to average net assets	(.52)[c]	(.52)	(.74)	(.34)	.08	(.11)
Portfolio Turnover Rate	32.32[b]	51.13	38.70	80.81	77.56	55.34
Net Assets, end of period ($ x 1,000)	693,909	523,705	853,460	736,258	475,148	388,151

a Based on average shares outstanding.

b   Not annualized.

c  Annualized.

See notes to financial statements.

13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

14

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either

16

categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	919,797,198	-	-	919,797,198
Equity Securities - Private Equity	-	-	3,648,217	3,648,217

† See Statement of Investments for additional detailed categorizations, if any.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 12/31/2022†	2,962,943
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	685,274
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 6/30/2023†	3,648,217
The amount of total net realized gains (losses) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2023	685,274

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of June 30, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Databricks	2,829,324	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	8.2x	16.0x
Roofstock	818,893	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.2x	13.2x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

18

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $2,682 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Technology Company Risk: The technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share

20

prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $94,302,488 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2022. These short-term losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: long-term capital gains $82,470,524. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended June 30, 2023, the fund was charged $805 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2023 was approximately $27,624 with a related weighted average annualized rate of 5.88%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

22

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2023, Service shares were charged $763,062 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $484 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $371.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $5,866 pursuant to the custody agreement.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2023, the fund was charged $13,283 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $565,797, Distribution Plan fees of $141,207, Custodian fees of $3,093, Chief Compliance Officer fees of $7,420 and Transfer Agent fees of $275.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2023, amounted to $262,804,778 and $259,768,708, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $264,318,662, consisting of $299,205,826 gross unrealized appreciation and $34,887,164 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 1, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of science and technology funds underlying variable insurance products (“VIPs”)

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all science and technology funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2022, (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all science and technology funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), and (3) at the request of the Adviser, the total expenses of the fund’s Service shares with those of the Expense Group and the Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and the Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and noted that, effective in March 2022 and October 2022, the fund appointed new primary portfolio managers.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly lower than the Expense Universe median actual management fee and the total expenses of the fund’s Initial shares were lower than the Expense Group median and lower than the Expense

26

Universe median total expenses. The Board also considered that the total expenses of the fund’s Service shares were higher than the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board determined to continue to monitor the fund’s performance, noting the relatively recent appointment of the portfolio management team.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for the remainder of the one-year term.

*******

At the meeting of the fund’s Board held on March 1, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the

28

approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the remainder of their term, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

30

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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33

For More Information

BNY Mellon Investment Portfolios, Technology Growth Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0175SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 7, 2023

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: August 8, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)